INCOME TAXES	6 Months Ended
Jun. 30, 2020
INCOME TAXES [Abstract]
INCOME TAXES
11. INCOME TAXES

Fly is a tax resident of Ireland and has wholly-owned subsidiaries in Ireland, France, Luxembourg, Australia and Malta that are tax residents in those jurisdictions. In general, Irish resident companies pay corporation tax at the rate of 12.5% on trading income and 25.0% on non-trading income. Historically, most of the Company’s operating income has been trading income in Ireland.

The Company’s effective tax rates were 15.9% and 12.6% for the three and six months ended June 30, 2020, respectively, and 12.0% and 9.0% for the three and six months ended June 30, 2019, respectively. The difference between the statutory and effective tax rate in each period is primarily attributable to changes in valuation allowances and the amount of income earned by the Company in different tax jurisdictions. During the six months ended June 30, 2019, the Company also recorded a benefit for an interest payment made by a subsidiary that previously did not meet the recognition threshold. The Company utilized this benefit as group relief to offset income tax on repatriated earnings for which a deferred tax liability was previously recorded.

The Company recognizes a valuation allowance if, based on the weight of available evidence, it is more-likely-than-not (likelihood of more than 50 percent) that some portion, or all, of its deferred tax asset will not be realized. Future realization of a deferred tax asset depends on the existence of sufficient taxable income of the appropriate character in the carryforward period under the tax law.

The Company had no unrecognized tax benefits as of June 30, 2020 or December 31, 2019.